                                   EXHIBIT 24


                                POWER OF ATTORNEY

We, the undersigned directors of the Registrant, hereby severally constitute and appoint Theresa A. Cornish our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the annual report on Form 10-K for the year ended December 31, 2000, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the annual report and any amendments thereto; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.

Signature                                                 Title                                  Date
---------                                                 -----                                  ----

/s/ John Chirtea                                          Director                               February 28, 2001
---------------------------------
John Chirtea

/s/ Susan D. Goff                                         Director                               February 28, 2001
---------------------------------
Susan D. Goff

/s/ Solomon Graham                                        Director                               February 28, 2001
---------------------------------
Solomon Graham

                                                          Director                               February 28, 2001
---------------------------------
Gilbert L. Hardesty

/s/ Joyce R. Hawkins                                      Director                               February 28, 2001
---------------------------------
Joyce R. Hawkins

/s/ Thomas O. Keech                                       Director                               February 28, 2001
---------------------------------
Thomas O. Keech

/s/ Charles F. Mess                                       Director                               February 28, 2001
---------------------------------
Charles F. Mess

                                                          Director
---------------------------------
Robert L. Mitchell

/s/ Robert L. Orndorff, Jr.                               Director                               February 28, 2001
---------------------------------
Robert L. Orndorff, Jr.

/s/ David E. Rippeon                                      Director                               February 28, 2001
---------------------------------
David E. Rippeon

/s/ Lewis R. Schumann                                     Director                               February 28, 2001
---------------------------------
Lewis R. Schumann

/s/ W. Drew Stabler                                       Chairman of the Board,                 February 28, 2001
---------------------------------                         Director
W. Drew Stabler